UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    February 5, 2015

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

_________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On February 5, 2015,  during a conference call to announce the Company’s pending acquisition of properties from Verizon Communications Inc., John Jureller, Executive Vice President and Chief Financial Officer of Frontier Communications Corporation (the “Company”), made the following comments regarding certain year-end 2014 financial results.  As mentioned on the call, these results are based on the most recent information available to the Company’s management.  These estimates and ranges are preliminary, unaudited, and may be revised.  Final results, as reported on the Company’s earnings call on February 19, 2015, may differ from these estimates.

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As a preview of our earnings announcement on February 19th, and subject to the caution that the following amounts remain subject to completion of our audit and, therefore, may be revised:  in the fourth quarter of 2014, we had revenues of approximately $1,330 million, adjusted EBITDA of $568 million and Free Cash Flow of $193 million.  For the full year of 2014, we had revenues of approximately $4,772 million, adjusted EBITDA of $2,084 million and Free Cash Flow of $793 million.  The annual Free Cash Flow result is $13 million above the high end of our prior guidance range of $755 - $780 million.  On our February 19th earnings call, after our financials are fully audited, we will be providing more in-depth information about the performance for the fourth quarter and full year 2014, and we will also provide our full year 2015 guidance.

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The information furnished in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01          Regulation FD Disclosure

The information referred to in “Item 2.02 Results of Operations and Financial Condition” is hereby incorporated by reference herein.

The information furnished in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER Communications CORPORATION

Date: February 6, 2015	By:/s/ David G. Schwartz
David G. Schwartz
Vice President, Corporate Counsel and Assistant Secretary